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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 29, 2005

                            FEDERAL TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)

        Florida                        000-23449                  59-2935028
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(State or other jurisdiction     Commission File Number      (I.R.S. Employer
     Of incorporation)                                       Identification No.)

                              312 West First Street
                             Sanford, Florida 32771
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                    (address of principal executive offices)
                  Registrant's telephone number: (407) 323-1833

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ITEM 8.01. OTHER EVENTS

On April 29, 2005, Federal Trust Corporation declared a $0.03 per share cash dividend, payable on May 27, 2005, to shareholders of record on May 13, 2005, and issued a press release announcing the dividend.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1 Press Release (solely furnished and not filed for purposes of Item 8.01).

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Date:   April 29, 2005
                                        Federal Trust Corporation
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                                        (Registrant)


                                        By:  /s/  Gregory E. Smith
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                                            Gregory E. Smith
                                            Executive Vice President and Chief
                                            Financial Officer
                                            (407) 323-1833